Dear Shareholder:

This Victory Portfolios Prospectus is being revised to reflect a change in the portfolio management team for the Core Bond Fund and Fund for Income.

The Victory Portfolios

Core Bond Fund

Fund for Income

Supplement dated June 25, 2008

to the Prospectus dated March 1, 2008

1.	The following replaces the first paragraph of the section “Organization and Management of the Funds – Portfolio Management” found on Page 50 of the Prospectus:

Craig E. Ruch is the portfolio manager of the Core Bond Fund and is responsible for the day-to-day management of the Fund’s portfolio.

2.	The following replaces the fourth paragraph of the section “Organization and Management of the Funds – Portfolio Management” found on Page 50 of the Prospectus:

Craig E. Ruch is the lead portfolio manager and Heidi L. Adelman is co-portfolio manager of the Fund for Income. Together they are responsible for the day-to-day management of the Fund’s portfolio.

Please insert this supplement in the front of your prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

VF-TXFI-SUPP1